INVENTORIES - NET	12 Months Ended
Dec. 31, 2022
INVENTORIES - NET
INVENTORIES - NET

8.    INVENTORIES - NET

Inventories, all recognize at net realizable value, consist of:

	2021	2022
Components	578	588
SIM cards and prepaid vouchers	148	321
Others (each below Rp100 billion)	122	294
Total	848	1,203
Provision for obsolescence	(69)	(59)
Net	779	1,144

Management believes the provision is adequate to cover losses from the decline in inventory value due to obsolescence.

The inventories recognized as expenses included in operations, maintenance, and telecommunication service expenses in 2020, 2021 and 2022 amounted to Rp544 billion, Rp739 billion, and Rp747 billion, respectively (Note 26).

As of December 31, 2021 and 2022, certain inventories of the subsidiaries amounting to Rp557 billion and RpNil, respectively, have been pledged as collateral under lending agreements.

As of December 31, 2021 and 2022, modules (part of property and equipment) and components held by the Group with book value amounting to Rp122 billion and Rp94 billion, respectively, have been insured against fire, theft, and other specific risks. The total sum insured as of December 31, 2021 and 2022 amounted to Rp133 billion and Rp111 billion, respectively.

Management believes the insurance coverage is adequate to cover potential losses of inventories arising from the insured risks.